SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

512-837-7100
Registrant’s telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following:

Exhibit No.	Description
99.1	Press Release dated August 9, 2004

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2004, Citizens, Inc. issued a press release announcing second quarter 2004 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.
	By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: August 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 9, 2004

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